Vanguard Ohio Tax-Exempt Money Market Fund

Supplement to the Prospectus and Summary Prospectus Dated March 29, 2011

The table under the heading “Fees and Expenses” is replaced with the following:

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.17%[1]

1 Vanguard and the Fund’s Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Fund’s daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Fund’s Board may terminate the temporary expense limitation at any time.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                                                                              PS 96 062011